Lease Liabilities	12 Months Ended
Dec. 31, 2025
Lease Liabilities [Abstract]
Lease liabilities

17. Lease liabilities

The Company entered into various non-cancellable operating lease agreements for certain leasehold properties. The Company determines if an arrangement is a lease, or contains a lease, at inception and records the lease in the financial statements upon lease commencement, which is the date when the underlying asset is made available for use by the lessor.

As of December 31, 2024 and 2025, the Company’s operating leases had a weighted average remaining lease term of 1.36 years and 3.64 years, respectively. As of December 31, 2024 and 2025, the Company’s operating leases had a weighted average discount rate of 3.87% and 5.66% per annum, respectively.

The interest rate used to determine the present value of the future lease payments is the Company’s incremental borrowing rate because the interest rate implicit in the leases is not readily determinable. The Company’s incremental borrowing rate is estimated to approximate the interest rate on a collateralized basis with similar terms and payments, and in economic environments where the leased asset is located.

Future operating lease payments, as of December 31, 2025 are detailed as follows:

Lease liabilities	(in USD)
2026	778,521
2027	731,371
2028	375,021
2029	375,021
2030	240,247
Total future lease payments	2,500,181
Less: Imputed interest	(269,296)
Present value of operating lease liabilities	2,230,885
Less: Lease liabilities, current	668,014
Lease liabilities, non-current	1,562,871